UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2024

VESTIAGE, INC.

(Exact name of registrant as specified in its charter)

Florida	000-56529	45-4895104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7339 E. Williams Drive, Unit 26496 Scottsdale, AZ	85255
(Address of principal executive offices)	(Zip Code)

(602) 793-8058

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbols	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 16, 2024, Vestiage Inc (the “Company”) dismissed its independent accountants BF Borgers CPA (“BF”).

On April 9, 2024, the Company engaged and executed an agreement with Beckles and Co, (“Beckles”), as the Company’s new independent accountant to replace BF.

BF did rendered a report regarding the Company’s financial statements for the fiscal years ended June 30, 2023 and 2022, being the two most recent fiscal years for which the Company has filed audited financial statements with the Securities and Exchange Commission (the “SEC”).

The board of directors of the Company, acting as the audit committee, approved the decision to change independent accountants.

During the fiscal years ended Dec, 2022 and 2021, and through April 16, 2024, the Company had no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with BF on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BF would have caused BF to make reference thereto in connection with its report.

During the fiscal years ended Dec 31, 2022 and 2021, and through April 16, 2024, the Company did not experience any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company requested BF to furnish it with a letter addressed to the SEC stating whether or not BF agrees with the above statements and, if it does not agree, the respects in which it does not agree.

A copy of the letter, dated April 16, 2024, is filed as Exhibit 16.1 to this current report on Form 8-K.

During the Company’s fiscal years ended December 31, 2022 and 2021, and through April 16, 2024, neither the Company nor anyone on the Company’s behalf consulted with Beckles regarding any of the following:

(i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Beckles concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or

(ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
16.1	Letter from BF Borgers CPA
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vestiage, Inc.

Date: April 16, 2024	By:	/s/ Raymond Fu
Raymond Fu
CEO, President, CFO

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